EXHIBIT 99.5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


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Tranche B-4

                      Scen PXCALL
DM / Price
------------------------------------------
                  775               82.9260
                  780               82.7468
                  785               82.5681
                  790               82.3899
                  795               82.2122
                  800               82.0349
                  805               81.8580
                  810               81.6816
                  815               81.5057
                  820               81.3302
                  825               81.1552
                  830               80.9806
                  835               80.8065
                  840               80.6328
                  845               80.4596
                  850               80.2868
                  855               80.1145
                  860               79.9426
                  865               79.7711
                  870               79.6001
                  875               79.4296
                  880               79.2594
                  885               79.0897
                  890               78.9205
                  895               78.7517
                  900               78.5833
                  905               78.4153
                  910               78.2478
                  915               78.0807
                  920               77.9141
                  925               77.7478
                  930               77.5820
                  935               77.4166
                  940               77.2517
                  945               77.0871
                  950               76.9230
                  955               76.7593
                  960               76.5961
                  965               76.4332
                  970               76.2708
                  975               76.1087
Average Life                           5.01
First Prin                        6/25/2007
Last Prin                         1/25/2012
Payment Window                           56
Mod Duration @ 875.00                  4.12